                                 AMENDMENT NO. 7
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated June 5, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Growth Series, a Delaware statutory trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                                AIM GROWTH SERIES

PORTFOLIOS                                        EFFECTIVE DATE OF AGREEMENT
----------                                        ---------------------------
AIM Aggressive Allocation Fund                         April 30, 2004
AIM Basic Value Fund                                   June 5, 2000
AIM Conservative Allocation Fund                       April 30, 2004
AIM Global Equity Fund                                 November 4, 2003
AIM Mid Cap Core Equity Fund                           September 1, 2001
AIM Moderate Allocation Fund                           April 30, 2004
AIM Small Cap Growth Fund                              September 11, 2000"


         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  April 30th, 2004
        ----------------
                                            A I M ADVISORS, INC.

Attest: /s/ LISA A. MOSS                    By: /s/ MARK H. WILLIAMSON
        ----------------------------            ----------------------------
        Assistant Secretary                     Mark H. Williamson
                                                President


(SEAL)

                                            AIM GROWTH SERIES

Attest: /s/ LISA A. MOSS                    By: /s/ ROBERT H. GRAHAM
        ----------------------------            ----------------------------
        Assistant Secretary                     Robert H. Graham
                                                President


(SEAL)